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                                POWER OF ATTORNEY

         The undersigned directors and officers of OHM Corporation, an Ohio corporation (the "Company"), do hereby make, constitute and appoint Pamela K.M. Beall, Kris E. Hansel, and Steven E. Harbour, and each of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to execute and file, under the Securities Exchange Act of 1934, as amended, the Company's Annual Report on Form 10-K, for the year ended December 31, 1996 and all amendments or exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said directors and officers, hereby ratifying and approving the acts of said attorneys and any of them and any substitute. This action may be executed on counterpart.

         IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of March, 1997.


/s/ James L. Kirk                                /s/ Herbert A. Getz
-------------------------------------            ------------------------------
James L. Kirk, Chairman of the Board             Herbert A. Getz, Director
of Directors, President and
Chief Executive Officer                          /s/ Ivan W. Gorr
                                                 ------------------------------
                                                 Ivan W. Gorr, Director
/s/ Philip O. Strawbridge
-------------------------------------
Philip O. Strawbridge, Vice President,           /s/ Charles D. Hollister
Chief Financial and Administrative               ------------------------------
Officer (Principal Financial Officer)            Charles D. Hollister, Director

                                                 /s/ William P. Hulligan
                                                 ------------------------------
/s/ Kris E. Hansel                               William P. Hulligan, Director
-------------------------------------
Kris E. Hansel,                                  /s/ Joseph R. Kirk
Vice President and Controller                    ------------------------------
(Principal Accounting Officer)                   Joseph R. Kirk, Director

                                                 /s/ James E. Koenig
                                                 ------------------------------
                                                 James E. Koenig, Director

                                                 /s/ Richard W. Pogue
                                                 ------------------------------
                                                 Richard W. Pogue, Director

                                                 /s/ Charles W. Schmidt
                                                 ------------------------------
                                                 Charles W. Schmidt, Director